                                                                    EXHIBIT 10.4


                        AMENDMENT TO FOURTH AMENDED AND
                     FULLY RESTATED LOAN AND REVOLVING LINE
                    OF CREDIT AGREEMENT AND WAIVER OF BREACH
                   OF CERTAIN REPRESENTATIONS AND WARRANTIES

         This Amendment and Waiver entered into on this the 21 day of July, 1998 ("Amendment and Waiver Agreement") by and between CHILDCARE NETWORK, INC., a Georgia corporation ("Borrower"), and SUNTRUST BANK, WEST GEORGIA, N.A., formerly Trust Company Bank of Columbus, N.A., a National Banking Association ("Lender").

                              W I T N E S S E T H

         WHEREAS, Borrower and Lender entered into the Fourth Amended and Fully Restated Loan and Revolving Line of Credit Agreement ("Fourth Amendment") as of June 19, 1998;

         WHEREAS, Borrower and Lender desire to further amend the Fourth Amendment in certain respects and Lender agrees to waive certain of its rights regarding certain representations and warranties contained in the Fourth Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, it is agreed between Lender and Borrower as follows:

                                       1.

         Section 3.5 of the Fourth Amendment entitled "Litigation" is hereby deleted and, in lieu thereof, the following shall be a part of the Fourth
Amendment:

         "SECTION 3.5 - LITIGATION. Except as set forth on Schedule A attached hereto and made a part hereof, to the knowledge of Borrower's officers, there are no actions, suits, investigations, or proceedings pending or overtly threatened against or affecting Borrower or its properties before
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      any court, arbitrator or administrator or governmental body, which could have a material adverse effect upon Borrower's assets, business, operations, prospects, or condition (financial or otherwise). To the knowledge of Borrower's officers, Borrower is currently neither in default nor in violation of any applicable law, statue or ordinance, or of any order of any Court which default or violation might have a material adverse impact upon Borrower's assets, business, operations, prospects, or condition (financial or otherwise)."

                                       2.

      Lender hereby waives any and all rights, claims, demands or actions which it may have against Borrower by reason of the original representation and warranty made by Borrower in Section 3.5 of the Fourth Amendment, which might arise or have arisen on account of the existence of the actions listed on Schedule A, attached hereto.

                                       3.

      Except as amended hereby, all other terms, conditions and provisions of the Fourth Amendment shall continue in full force and effect.

      IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment and Waiver to be executed by their duly authorized officers on the date and year first above written.



                                          SUNTRUST BANK, WEST
                                          GEORGIA, N.A.


                                          By: /s/ E.J. Coleman
                                             --------------------------
                                          Title: Senior V.P.
                                                -----------------------


                                          Attest: /s/ R. Michael Straten
                                                 -----------------------
                                          Title: Banking Officer
                                                ------------------------


                                                      (SEAL)


                                          [signatures continued on next page]



                                      -2-



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                                        CHILDCARE NETWORK, INC.

                                        By:  /s/ Lanier Merritt
                                             -------------------------------
                                             Lanier Merritt

                                        Title: Senior Vice President and CFO
                                               -----------------------------


                                        Attest: /s/ Joseph G. Slaughter, III
                                                ----------------------------
                                                Joe Slaughter


                                        Title:  Secretary
                                                ----------------------------

                                                       (SEAL)














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                                   SCHEDULE A


                            CHILDCARE NETWORK, INC.
                     SUMMARY OF CURRENT LITIGATION ISSUES


Suit brought by Isaiah and Deborah White as natural guardians for Keenan Jarrell White vs. Childcare Network, Inc., is pending in the State Court of Chatham County, Georgia. This action seeks to recover damages for alleged injury received by Keenan Jarrell White when another child in the center pushed him, causing him to fall on a block of bricks thereby injuring his mouth. This lawsuit has been referred to the liability insurance carrier of Childcare Network, Inc., which is defending and will be responsible for any judgment rendered in said litigation within the limits of the company's liability insurance policy.

Demand for payment of damages was made by Latascha Parker, mother of Tahja Parker, a minor. Demand of one million dollars alleging negligence by Childcare Network, Inc. This demand was made on March 24, 1998. The claim is being defended by the general liability insurance carrier and the insurance company has established a reserve of $10,000.

Suit was filed in the Circuit Court of Madison County, Alabama on behalf of Christina Morris, by and through her mother and next friend, Michelle Morris, against Childcare Network, Inc. and others seeking to recover personal injury suffered by the minor child on June 11, 1998, consisting of personal injuries, including an alleged broken hip and fractured skull. The claim is for an undetermined amount of money and has been referred to the liability insurance carrier for Childcare Network, Inc. for defense and indemnification within the limits of the company's liability insurance.